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                                        Document is copied.
                                                                   EXHIBIT 10.12

LEASE AGREEMENT

1. SPECIFIC INFORMATION:

     1.1. The "Landlord" is Redson Building Partnership a Washington general partnership.

     1.2. The "Tenant" is Vision Newco, a Delaware corporation.

     1.3. Location of Premises: The "Premises" are the portion, which is crosshatched on the attached floor plan, of the building location on the property ("Property") which is legally described on schedule 1.3.

     1.4.  Lease  Duration:

          1.4.1. The "Commencement Date" of this Lease is December 15, 1995.

          1.4.2. The "Termination Date" of this Lease is February 15, 2001.

     1.5. The "Basic Monthly Rent: at the commencement of this Lease is Ten Thousand Four Hundred Fifty One Dollars ($10,451) (which shall be adjusted periodically in accordance with schedule 1.5, if attached).

     1.6. The "Allowed Use" of the Premises is assemblage and storage of electronic components and related general office use.

     1.7. On signing this Lease, Tenant shall pay Landlord Ten Thousand Four Hundred Fifty One Dollars ($10,451) to be applied toward payment of the first month of the term of this Lease ("Advance Rent") and shall deposit Ten Thousand Five Hundred ($10,500) Dollars to be held as the "Security Deposit."

     1.8. Tenant's Pro Rata Share of Operating Expenses is forty eight and 30/00 percent (48.30%)

     1.9.  Notice  Address of Tenant:
           Vision  Newro, Inc.
           7659 178th PI NE

           REDMOND, WA  98052

     1.10. Notice Address of Landlord:
           c/o Anderson-Chamberlin, Attn:Spike Anderson
           15395 SE 30th Place
           Suite 120
           Bellevue, WA  98007


     1.11. Date. This Lease is dated, for reference purposes, only, as of December 1, 1995.

     1.12. Agency Disclosure:

          1.12.1. At the time of the signing of this Agreement, Kidder Mathews & Segner represented :Landlord.

          1.12.2. Landlord and Tenant confirm that prior oral or written disclosure of agency was provided to them in this transaction.

2. PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and on all of the terms and conditions of this Lease, the Premises.

3. TERM.

     3.1. TERM. The term of this Lease is from the Commencement Date until the Termination Date, unless sooner terminated pursuant to any provision hereof.

     3.2. DELAY IN COMMENCEMENT. Despite the stated Commencement Date, the Landlord shall not be liable to Tenant and this Lease (including the stated
Termination Date) and the Tenant obligations under this Lease shall be unaffected if for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, but in such case Tenant shall have

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no obligation to pay rent until Landlord delivers  possession of the Premises to
Tenant. If Landlord has not delivered possession to the Premises to Tenant, Tenant may elect by written notice to Landlord cancel this Lease. If the Landlord shall not have delivered possession of the Premises within one (1) year from the Commencement Date, Landlord may by notice in writing to Tenant cancel this Lease. If either party elects to so cancel the Lease, Landlord shall return any money previously deposited by Tenant and the parties shall be discharged from all obligations hereunder. In no event, however, shall Tenant have the right to cancel this Lease because of any delay in delivering possession of the Premises because of any act of God or the elements; shortage or unavailability of necessary materials, supplies, or labor; shortage of or interruption on transportation of facilities; regulations or restriction; or any other cause beyond Landlord's reasonable control. In the event delivery of possession of the Premises is delayed beyond the stated Commencement Date, the stated Commencement Date and the stated Termination Date each shall be extended by the number of days of such delay.

     3.3. EARLY POSSESSION. If Tenant occupies the Premises before the Commencement Date of the term, all of Tenant's Lease obligations (including payment of Operating Expenses, but not Basic Monthly Rent) shall become effective immediately although such early possession shall not accelerate the Termination Date of this Lease.

     3.4 FIRST OPPORTUNITY TO LEASE. Tenant shall have the first opportunity to lease other space adjacent to its Premises if such space becomes available for lease. In such case, Landlord shall advise Tenant of its availability and the terms on which Landlord would lease such space. Tenant acknowledges that Landlord is negotiating for the lease of the remainder of the building (as well as the Premises following expiration of Tenant's Lease) with Mr. And Mrs. Christopher Starling and such Tenant's first opportunity to lease will apply only if such other lease is not finalized or if such Lease is terminated during the term of Tenant's Lease. On any such notice, Tenant shall have the right to lease such adjacent space (for a term equal to Tenant's unexpired term) at the rent and condition stated in Landlord's notice or upon such other terms as Tenant and Landlord may agree in their individual directions. Tenant shall have thirty (30) days after receipt of such notice to not Lessor that Tenant elects to lease the adjacent space. If Tenant does not exercise its right to lease the adjacent space to a third party on such terms as may be acceptable to Landlord and such other party. Tenant does not have any right of renewal of this Lease.

4. RENT

     4.1. Basic Monthly Rent. Tenant shall pay to Landlord as rent for the Premises the Basic Monthly Rent, in advance, on the first day of each on the of the term hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a pro-rata portion of the monthly installment. Rent shall be payable without notice or demand and without deduction, offset, or abatement, in lawful money of the United States of America to Landlord at such address and to such other persons or at such other places as Landlord may designate in writing.

     4.2 OPERATING EXPENSES

          4.2.1 In addition to the Basic Monthly Rent and commencing on the earlier of Tenant's occupancy or the Commencement Date, Tenant shall pay to Landlord monthly tenant's Pro Rata Share of Operating Expenses of the Property. Periodically Landlord shall submit to Tenant a statement of the anticipated monthly amount of Tenant's Pro Rata Share of Operating Expenses, and tenant shall pay the same and all subsequent monthly payments concurrently with the payment of Basic Monthly Rent or if no Basic Monthly Rent is due and payable on or before the first day of each month, in advance without adjustment or offset. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. In the event that a Lender requires Landlord to make monthly or periodic deposits to an account for the payment of Insurance Premiums or Taxes, the amount of such required deposits to an account for the payment of Insurance rather than being due on the date when such Taxes or Insurance Premiums are paid. Each year when available, Landlord shall give Tenant a statement showing the total Operating Expenses and other charges, if any, for the Property actually incurred for the prior calendar year and Tenant's Pro Rata Share thereof. In the event that the term of this Lease does not begin or end coincident with the calendar year, the statement for such year shall be prorated appropriately. In the event the total of monthly payments which Tenant has made for the prior calendar year shall be less than Tenant's actual Pro Rata Share of Operating Expenses, then Tenant shall pay the difference in a lump sum within thirty (30) days after receipt of such statement from Landlord when the final

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determination  is made of Tenant's  Pro Rata Share of Operating  Expenses,  even though the Term may have expired or been terminated. Any overpayment made shall be refunded to Tenant or, at Landlord's option, credited towards the next Basic Monthly Rent payments coming due. In the case of the year in which the Lease expires or terminates any overpayment will be refunded. In the event of any adjustment by Landlord of the estimated amount of the Operating Expenses, Tenant shall immediately commence paying the adjusted estimated amount.

          4.2.2. DEFINITION of Operating Expenses. "Operating Expenses" shall mean the total costs and expenses paid or incurred by Landlord in connection with the ownership, operation, maintenance and repair of the Property which in accordance with reasonable accounting and management practices consistently applied, including , without limitation (1) Taxes; (2) Insurance Premiums (3) the cost of utilities consumed on the Property if paid for by Landlord; (4) the cost of any governmentally required license, permit, or inspection for or of the Property; (5) personal property taxes on any personal property owned by Landlord and located on the Property and used for the maintenance or operation of the Property; (6) and any other costs and expenses of Property; (7) reasonable property management fees not exceeding three percent (3%) of total rental charges and (8) any other expense designated by this Lease to be an Operating Expense. In the event of the failure of a compressor or other major element of the heating and air conditioning system of the Property (which element is not a consumable or designed and intended to be replaced periodically) requiring replacement rather than maintenance, only fifty percent(50%) of the expense of such replacement shall be included within the meaning of Operating Expenses. Operating Expenses shall be "net" only and for that purpose shall be deemed reduced by the amounts of any insurance reimbursement or other reimbursement received by Landlord in connection with such expenses. The following shall not be Operating Expenses (1) repairs or other W??????? occasioned by insured casualty except for the deductible portion of any insured casualty loss; "(2) leasing commissions; (3) depreciation and amortization; (4) costs of a capital improvement nature; (5) interest on debt or principal payments to a Lender or rental under a ground lease (other than leasehold excise tax); and (6) costs of Landlord's general overhead.

5. SECURITY DEPOSIT. The Security Deposit shall be security for Tenant's full performance of Tenant's lease obligations. If Tenant fails to pay rent or any other charges due from Tenant under this Lease, Landlord may elect to apply the Security Deposit toward the payment of such default. If Landlord applies any portion of the Security Deposit, Tenant shall, on ten (10) days written notice, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount stated in Section 1; Tenant's failure to do so shall be a default. Landlord may commingle the security Deposit. If Tenant performs all of Tenant's lease obligations, the Security Deposit (or so much as has not been applied by Landlord) shall be returned to Tenant (or, at Landlord's option, to the last assignee, if any, or Tenant's interest under the Lease) within a reasonable time. Landlord may transfer the security deposit to the purchaser of his interest in the event of sale and Tenant shall look solely to such purchaser for return of the deposit.

6. USE.

     6.1. Allowed use. The Premises shall be used and occupied only for the Allowed Use and for no other purpose without prior written consent of Landlord, which consent may be withheld or conditioned as Landlord deem appropriate within its sole, unrestricted discretion. The designation of Tenant's Allowed Use shall not be deemed to be an agreement by Landlord to refrain from leasing other property to others for a similar use.

     6.2. COMPLIANCE WITH LAW. Tenant shall, at Tenant's expense, comply promptly with all present and future laws and requirements regulating the use of the Premises by Tenant or Tenant's business. Landlord shall, at Landlord's expense, comply promptly with all present and future laws and requirements regulating the physical condition of the building containing the Premises which are not related to the use of the Premises by Tenant or Tenant's business. Tenant and Landlord are not related to the use of the Premises by Tenant or Tenant's business. Tenant and Landlord agree that requirements arising from or based on the federal Americans With Disabilities Act due to the present of employees or members of the public in Tenant's Premises are to be deemed to be elsewhere in this Lease. Tenant shall not create or allow waste or a nuisance, or unreasonably disturb any other tenant or person.

     6.3 INSURANCE CANCELLATION. Despite any other provision of this Lease, no use of the Premises may be made or permitted nor acts done which will adversely affect or increase the cost of any insurance policy maintained by Landlord.

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     6.4. LANDLORD'S RULES AND REGULATIONS.  Tenant shall comply with reasonable regulations made or changed by Landlord shall from time to time which regulations shall not conflict with any express provision of this Lease.

     6.5. OTHER TENANTS. Landlord shall not be responsible to Tenant for the acts or, omissions of the other tenant or occupant of the Property.

7. MAINTENANCE, REPAIRS AND ALTERATION.

     7.1. LANDLORD'S OBLIGATION. Except for damage caused or allowed by Tenant and its employees or invitees, Landlord shall maintain, at Landlord's expense and not as Operating Expense the structural foundations of the Premises and the exterior roof(s) of the Premises. The term "Common Areas" refers to all areas within the Property which are made available, from time to time, for general use of all tenants and Landlord, which areas shall include, but not necessarily be limited to, parking areas, driveways, sidewalks, landscaped and planted areas, common lobbies and loading docks and the like. The Landlord shall keep or cause to be kept the Common Areas in a neat, clean, and orderly condition, properly lighted and landscaped and planted areas, common lobbies and loading docks and the like. The Landlord shall keep or cause to be kept the Common Areas in a neat, clean, and orderly condition, properly lighted and landscaped and shall repair any damage to the facilities thereof, and all expenses in connection with the common areas shall be Operating Expenses for which Tenant will pay its Pro Rata Share. Operating Expenses for Common Areas general maintenance and repairs, relocation of facilities, resurfacing, painting, striping, re-striping, cleaning snow removal, sweeping and janitorial services, maintenance and repair of sidewalks, curbs and Property signage, landscaping; irrigation, or sprinkling systems, planting and maintenance (other than exterior roof and structural foundations of the Premises) including but not limited to patching, resurfacing and preventative maintenance and painting or renovation of the ???? heating, ventilation and air conditioning system serving more of the Property than just the ???? cost or expenses incurred by reason of any repairs or modifications to the Property for energy or reserves for replacement of existing capital improvements in the Common Areas in amounts as required by Landlord. Landlord may cause any or all of said services to be provided by an independent contractor or contractors. Landlord shall have no such repairs. Landlord shall have no obligation to make any repair, change or improvement of the number of the Premises.

     7.2. TENANT'S OBLIGATIONS. Tenant, at Tenant's expense, shall maintain in good condition and appearance all and every part of the Premises (regardless whether the damaged portion of the Premises or the means of repairing the same are directly accessible form the interior of the Premises). Without limiting Tenants duty, Tenant shall so maintain (including repainting when seasonably needed) all interior walls, any heating ventilation and air conditioning system serving Premises, fixtures, walls, ceilings, doors, glass, and skylights located within the agreement to maintain the Premises includes the duty to replace as well as repair. If and as in writing by Landlord, Tenant shall contract, at Tenant's expense, for third party periodic representative maintenance and servicing of heating, air conditioning and ventilating equipment serving the Premises.

     7.3. INITIAL CONDITION OF PREMISES. Tenant accepts the Premises in the condition existing when this Lease is signed. Tenant acknowledges that neither Landlord nor the Broker has made nay representation or warranty as to (I) the physical condition of the Premises other than Landlord represents that Landlord is not presently aware of any existing physical condition of the Premises which presently is legally required to be rectified or altered, or (ii) the suitability or zoning improvements or changes to the Premises; provided, Landlord agrees to reimburse Tenant, upon completion of the work, for the expense of the following work to be performed by tenant's contractor under Tenant's supervision:

          7.3.1 Construction of a wall between Tenant's Premises and the remainder of the building.

          7.3.2. Installation of separate electrical (and gas if already installed) meters for the Premises and separation of electrical wiring and plumbing from the balance of the building.

          7.3.3. Servicing of HVAC units as may be necessary so as to be operational on the Commencement Date.

          7.3.4. Improve front entrance of Premises to building standard appearance.

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          7.3.5.  Construction  of two restrooms in accordance  with  applicable code requirements.

          7.3.6. Install fire sprinkler system as required under applicable building code.

          7.3.7. Re-key locks in doors in the portions of the building not included in the premises.

          7.3.8. Tenant and Landlord will reasonably cooperate with one another to prepare plans and specifications for the foregoing work and to negotiate acceptable financial arrangements with the contractor who is to perform the work; if Tenant and Landlord are unable to agree on such financial arrangements with the contractor, Landlord may elect to perform such work with a contractor and on terms which are acceptable to Landlord.

     7.4. SURRENDER. On the Termination Date of this Lease, or on any sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in good condition and in accordance with Tenant's maintenance obligation and broom clean, ordinary wear and tear excepted. Tenant shall patch, fill and paint any holes resulting from attachment of any of Tenant's trade fixtures, furnishings and equipment. Tenant shall remove any alterations or improvements made by Tenant without the prior written approval of Landlord.

     7.5. LANDLORD RIGHTS. If Tenant fails to perform Tenant's maintenance obligations, Landlord may, at its option (but shall not be required to) enter the Premises after ten (10) days prior written notice to Landlord or with no prior written notice in an emergency, and perform Landlord's maintenance obligations and Landlord shall immediately, fully reimburse Tenant for such expense together with interest thereon at the rate of twelve percent (12%) per annum and pay to Landlord an administrative surcharge equal to fifteen percent (15%) of the costs so incurred by Landlord. If Landlord fails to perform Landlord's maintenance obligations hereunder, Tenant may, at its option (but shall not bee required to), after ten (1) days prior written notice to Landlord or with no prior written notice in an emergency, and perform Landlord's maintenance obligations and Landlord shall immediately, fully reimburse Tenant for such expense together with interest thereon at the rate of twelve percent (12%) per annum and pay to Tenant an administrative surcharge equal to fifteen percent (15%) of the costs so incurred by Tenant.

     7.6. ALTERATIONS AND ADDITIONS.

          7.6.1. Without Landlord's prior written consent, Tenant shall not make any alteration, improvements or additions to the Premises, except for non-permanent changes costing less than Five Thousand Dollars ($5,000) in the aggregate per year. As a condition of consent, additions at the expiration of the term, and to restore the Premises to the prior condition; Landlord may impose such other conditions as are reasonable; provided Tenant shall not be required to remove any of the improvements listed in Section 7.3 for which Landlord is to reimburse Tenant. Tenant shall secure all governmental permits required in connection with any such work. Landlord may, at its sole option, require Tenant, at Tenant's expense, to obtain for Landlord's benefit a surety against any liability for liens arising from such work and to insure completion of the work. In performing any construction on the Premises, Tenant agrees to select a contractor from a list of contractors to be provided by Landlord, so long as such contractor's pricing to Tenant is reasonable and competitive.

          7.6.2. Before commencing any work relating to alterations, additions and improvements affecting the Premises (non of which are required or requested by Landlord, nor any obligation of Tenant under this Lease), Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time to maintain on the Premises such notices a s Landlord reasonably deems necessary to protect the Premises and Landlord from any lien. In any event, Tenant shall not permit any lien to be asserted, against the Premises or Property for any charge incurred or alleged to have been incurred by Tenant, and Tenant shall indemnify, defend Landlord against, and hold Landlord harmless from any and all liability, costs, damages therefrom.

          7.6.3. Unless Landlord requires removal, as provided elsewhere in this Lease, all alterations, improvements or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the affixed to the Premises so that it cannot be removed without material damage to the Premises, shall

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remain the  property of Tenant and may be removed by Tenant  prior to the end of the term of the Lease and subject to Tenant's obligations to maintain the Premises.

8. HAZARDOUS SUBSTANCES.

     8.1 As used in the Lease, the term "Hazardous Substance" means any substance or material, the storage, use or disposal of which is or becomes regulated under any law, now or hereafter in effect.

     8.2. Landlord warrants to Tenant that Landlord has not released or deposited on the Premises or Property Common Areas any Hazardous Substance, and Landlord has no knowledge of the presence of any hazardous substance on the Premises.

     8.3. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise allow any Hazardous Substance on the Premises or Property. In the event of any release or presence of any Hazardous Substances on or about the Premises or Property occurring on or after the Commencement Date of this Lease, Tenant agrees to immediately, fully and completely remove (and to dispose of such in accordance with applicable law) all of such Hazardous Substance would not require remediation under the provisions of law. Tenant further agrees to defend, indemnify, and hold harmless Landlord, its employees, agents and contractors and Lender from and against any and all losses, claims, liabilities, damages, demands, fines, costs, and expenses (including reasonable attorneys'
fees) arising out of or resulting from any release or presence of any Hazardous Substances on or about the Premises; the provisions of this sentence shall survive (and be enforceable thereafter) the termination or expiration of this Lease and the surrender of the Premises by Tenant. If Tenant becomes aware of the release or presence on the Premises or Property of any Hazardous Substance, Tenant shall immediately advise Landlord of such release or presence, and Tenant further shall provide Landlord with copies of any reports, studies, recommendations or requirements received by Tenant from any third person including a governmental agency.

9. INSURANCE; INDEMNITY.

     9.1. PAYMENT OF PREMIUM. "Insurance Premiums" are the actual cost of the insurance applicable to improvements on the Property and required to be carried by Landlord by this Lease and include, but are not limited to , requirements of a Lender. The cost of Insurance Premiums shall be included as a portion of the Operating Expenses of which Tenant shall pay its Pro Rata Share of Operating Expenses.

     9.2. LIABILITY INSURANCE CARRIED BY TENANT. Tenant shall obtain and keep in force during the term of this Lease a commercial (comprehensive) liability insurance policy protecting Tenant, Landlord and any Lender(s) whose names have been provided to Tenant in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. For the purposes of this Lease, a "Lender" is a mortgagee under a mortgage or a beneficiary under a deed of trust granted by Landlord or Landlord's predecessor and which is a lien on the Premises. Such insurance shall be on an occurrence basis providing single Managers or Landlords of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder all insurance to be carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance carried by Landlord, whose insurance shall be considered excess insurance only.

     9.3. PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          9.3.1. BUILDING AND IMPROVEMENTS. Landlord shall obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and to any Lender(s), insuring against loss or damage to the Property with such deductible amount as is selected by Landlord. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved,

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such  latter  amount is less than full  replacement  cost.  If the  coverage  is available and commercially reasonable, Landlord's policy or policies may insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake), including coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss. Such policies may also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor selected by the insurer.

          9.3.2. RENTAL VALUE. Landlord shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and any Lender(s), insuring the loss of the full rental and other charges (including Operating Expenses) payable by all tenants of the Premises to Landlord for one year. Said insurance may provide that in coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected payments payable by Tenant for the next 12-month period.

          9.3.3. INCREASES CAUSED BY TENANT. Tenant shall pay for any increase in the premiums charged to Landlord for the Property or Common Areas if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

     9.4. TENANT'S PROPERTY INSURANCE. Tenant at its own cost shall maintain insurance coverage on all of Tenant's personal property, trade fixtures and Tenant-owned alterations and improvements in the Premises similar in coverage to that required by this Lease to be carried by Landlord. Such insurance shall be full replacement cost coverage with a deductible not to exceed Five Thousand Dollars ($5,000) per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property, trade fixtures and the restoration of any Tenant owned improvements. Upon request from Landlord, Tenant shall provide Landlord with written evidence that such insurance is in force.

     9.5. INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance policies maintained by Landlord. Tenant shall cause to be delivered to Landlord, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of , the insurance required of Tenant by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Landlord. At least thirty (30) days prior to the expiration policies, Tenant shall furnish Landlord with evidence or renewals or "insurance binders" evidencing renewal thereof, or Landlord may obtain such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand.

     9.6. WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Tenant and Landlord each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under this Lease to the actual extent of the insurance actually maintained. Landlord and Tenant agree to have their respective insurance may have against Landlord or Tenant, as the case may be, so long as the insurance is not invalidated thereby.

     9.7. INDEMNITY.

          9.7.1. BY TENANT. Except to the extent of Landlord's comparative negligence or breach of an express provision of this Lease, Tenant shall indemnify, protect, defend and hold harmless the Landlord and its Lenders from and against claims, loss of rents and damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and liabilities arising out of, involving, or in connection with, the occupancy of the Premises or Property by Tenant, the conduct of Tenant's business, any act, omission or neglect of Tenant, its agents, contractors, employees or invitees, and out of any Default or Brach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. The

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foregoing  shall  include,  but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Landlord) litigated or reduced to judgment. In case any action or proceeding be brought against Landlord by reason of any of the foregoing matters, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. In the event of concurrent negligence of Landlord and Tenant, resulting in injury or damage to persons or property and which relates to the construction, alterations, repair, addition to, subtraction from, improvement, to or maintenance of the Premises, the indemnifying party's subtraction from, improvement to or maintenance of the Premises, the indemnifying party's obligation to indemnify the other party as set forth in the Section shall be limited to the extent of the indemnifying party's negligence, and that of its agents, employees, subleases, invitees, licensees or contractors.

          9.7.2. BY LANDLORD. Except to the extent of Tenant's comparative negligence or breach of an express provision of this Lease, Landlord shall indemnify, protect, defend and hold harmless the Tenant from and against all claims, loss of rents and damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and liabilities arising out of, involving, or in connection with, the wrongful acts of act, omission or neglect of Landlord, and out of any Default or Breach by Landlord in the performance in a timely manner of any obligation on Landlord's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Tenant) litigated or reduced to judgment. In case any action or proceeding be brought against Tenant by reason, of any of the foregoing matters, Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant and Tenant shall cooperate with Landlord in such defense. Tenant need not have first paid any such claim in order to be so indemnified. In the event of concurrent negligence of Tenant and Landlord resulting in injury or damage to persons or property and which relates to the construction, alterations, repair, addition to, subtraction from, improvement to or maintenance of the Premises, the indemnifying party's obligation to indemnify the other party as set forth in this Section shall be limited to the extent of the indemnifying party's negligence, and that of its agents, employees, subleases, invitees, licensees or contractors.

     9.8. EXEMPTION OF LANDLORD from Liability. Landlord shall. not be liable for injury or damage to the person or property of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises or Property, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for any loss of income or profit of Tenant's business or any other consequential damage.

10. Damage OR Destruction.

     10.1. PARTIAL DAMAGE - INSURED. If the Premises or Property are Partially Damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained by Tenant or Landlord pursuant to this Lease, Landlord shall. repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. If, however, if the insurance proceeds actually available to Landlord (after deduction of any proceeds required by a Lender to be applied to reduction of indebtedness) are not sufficient to effect such repair, Landlord shall not be obligated to make such repairs unless Tenant elects, without obligation to do so, to contribute, without right of reimbursement, the required amount. In the event that Landlord is not obligated and does not voluntarily agree to repair such damage, either Tenant or Landlord may declare this Lease terminated by thirty (30) days written notice to the other party.

     10.2. DAMAGE - UNINSURED. In the event the Premises are damaged or destroyed by a casualty which is not covered under an insurance policy required to be maintained by Tenant or Landlord, the Landlord may elect to repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. If Landlord does not so elect within sixty (60) days after the occurrence of the casualty to repair, either Tenant or Landlord may declare this Lease terminated by ten (10) days written notice to the other party; provided Tenant may avoid termination of this Lease if Tenant voluntarily agrees to pay, without right of reimbursement, all of the costs of such repairs by Landlord.

     10.3. TOTAL DESTRUCTION. If the Premises are Totally Destroyed by a casualty covered under an insurance policy required to be maintained by Tenant or Landlord pursuant to this Lease, this Lease shall automatically terminate as of the date of such total destruction.

     10.4. DAMAGE NEAR END OF TERM. If the premises are Partially Damaged during the last two (2) years of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after Landlord receives notice of occurrence of such damage; provided Landlord shall continue to have all rights to receive the proceeds of any insurance policy required by the Lease to be maintained by Tenant.

     10.5. ABATEMENT OF RENT. If the Premises are Partially Damaged, the rent payable while such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is substantially impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered , by reason of any such damage, destruction, repair or restoration.

     10.6 DEFINITIONS. For purposes of this Lease, the term Partially Damaged shall be deemed to mean damage to the Premises or Property (excluding any damage to Tenant owned property or alterations) which is reasonably estimated to cost to repair less than fifty percent (50%) and Totally Destroyed shall be deemed to mean damage to the Premises or Property (excluding any damage to Tenant owned property or alterations) which is reasonably estimated to cost to repair more than fifty percent (50%) of the reasonable fair market value of the improvements constituting the Premises or Property (but not the land) calculated immediately prior to the occurrence of the damage. Cost shall include the cost to rebuild all of the damaged improvements owned by Landlord including demolition, debris removal, requirements of applicable building codes and other laws, mitigation requirements and without regard for depreciation.

11. TAXES.

     11.1. TAXES. Landlord shall pay all Taxes applicable to the Property, the amount of which shall be included In calculating the total of Operating Expenses. If any Taxes cover any period of the time prior to or after expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within which this Lease shall be in effect. As used herein, the term Taxes shall include any form of required payment, assessment, license fee, tax on rent, levy, penalty, or tax (other than Landlord's net income tax and inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax any legal or equitable interest of Landlord in the Property or Landlord's right to rent or other income therefrom. If Landlord deems such action to be warranted, the cost of contesting any Taxes or assessment affecting the Property shall be an Operating Expense.

     11.2. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied on any leasehold improvements, fixtures, furnishings, equipment and other property of Tenant. Tenant shall cause such Tenant property to be assessed separately from Landlord's Property or reimburse Landlord for the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

12. TENANT'S COMMON AREA RIGHTS AND OBLIGATIONS. During the Lease term, Tenant has a non-exclusive license to use the Common Areas as they from time to time exist, subject to the rights reserved by Landlord. Storage, either permanent or temporary, of any materials, supplies or equipment in the Common Areas is prohibited. Landlord shall have the right to designate one or more areas for parking of employees of Tenant and other tenants and to establish reasonable parking regulations, weight limits and access routes to be used by trucks. When requested by Landlord, Tenant shall. furnish a list of the license numbers of its motor vehicles and of Its employees'. Tenant shall not at any time park or permit the paring of motor vehicles, belonging to it or to others, so as to interfere with the pedestrian sidewalks, roadways and loading areas, or in any portion of the parking areas not designated by Landlord for such use by Tenant. Tenant shall repair, at its cost, all deterioration of or damage to the Common

Areas occasioned by its lack of ordinary care or violation of Landlord's rules or instructions.

13. UTILITIES. Tenant shall pay for all water, gas, drainage service, sewer service, garbage service, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay its Pro Rata Share of such utilities as Operating Expenses. If the Landlord shall determine, the exercise of Landlord's good faith review, that the Tenant's use of utilities is in excess of that normally used by a tenant occupying similar space, then Tenant shall pay Landlord upon demand as additional rent, the cost of such excess utility usage in addition to any other rent or charge due from Tenant under this Lease. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the Premises.

14. ASSIGNMENT AND SUBLETTING.

     14.1. Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this lease or the Premises without Landlord's prior written consent, which consent may be conditioned, in addition to any other reasonable conditions, on a written assumption by the assignee or sublessee of the obligations of Tenant, a written guarantee of payment and performance by Tenant and a consent or reaffirmation of any guarantor of Tenant. Any purported assignment, transfer, mortgage, encumbrance, or subletting without consent shall be void and constitute a breach of this Lease. In the event that Tenant is not a natural person, then any transfer (or the aggregate of a series of transfers) of thirty percent (30%) or more of the beneficial ownership of Tenant shall be deemed a prohibited assignment; in the event of the sale of one hundred percent (100%) of the beneficial ownership of Tenant, Landlord agrees to not unreasonably withhold its consent to such assignment provided Landlord is provided with reasonably acceptable information regarding the creditworthiness of the assignee, the assignee assumes all of Tenant's obligations under this Lease and Tenant and Tenant's guarantor remain fully obligated to pay or perform all of Tenant's obligations under this Lease. No option to renew or extend, if any, may be assigned by Tenant and no assignee or subtenant shall have any right to exercise any such option. The acceptance of rent by Landlord from a person other than Tenant shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

     14.2. NO RELEASE OF TENANT. Regardless of Landlord's consent, no subletting or assignment shall release Tenant's primary obligation to pay or perform any obligation under this Lease.

     14.3. Assignment Fee. In the event that Landlord shall consent to a sublease or assignment under Article 14.1, Tenant agrees to reimburse Landlord for the reasonable out-of pocket expenses incurred by Landlord in connection with such consent.

     14.4. Assignment by Landlord. Landlord shall be permitted freely to assign all of its rights and obligations hereunder. In the event of a sale or other transfer of the Premises, whether by foreclosure or otherwise, the Tenant agrees to attorn to the new owner and to recognize such owner as the Landlord under this Lease and Tenant shall thereafter look solely to such transferee for performance of this Lease

15. DEFAULTS; REMEDIES.

     15.1. Defaults. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant-

          15.1.1. The vacation or abandonment of the Premises by Tenant.

          15.1.2. The failure by Tenant to make any payment required to be made by Tenant hereunder, as and when due where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

          15.1.3. The failure by Tenant to observe or perform any of the provisions of this Lease (other than the payment of money) to be observed or performed by Tenant where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          15.1.4. The making by Tenant or any guarantor of Tenant of any general assignment, or general assignment for the benefit of creditors; (ii) the filing by or against Tenant or any guarantor of Tenant of a petition to have Tenant adjudged a bankrupt or petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within ten (10) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within ten (10) days

     15.2 Remedies in Default. Upon the occurrence of a Default by Tenant, Landlord, without notice to Tenant (except where expressly ;provided for in this Lease or by applicable law) may do any one or more of the following:

          15.2.1 Elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and reenter the Premises, without the necessity of legal proceedings, and remove Tenant and all other persons and property from the Premises, and may store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; and

          15.2.2 Exercise any other legal or equitable right or remedy which it may have.

     15.3 Damages. If this Lease is terminated by Landlord pursuant to this section, Tenant nevertheless shall remain liable for (a) an rents and damages which may be due or sustained prior to such termination, all reasonable costs, Ls and expenses including, but not limited to, reasonable attorneys' fees, costs and expenses incurred by Landlord in pursuit or its remedies hereunder, or in renting the Premises to others from time to time until the original Termination Date of this Lease (all such rents, damages, costs, fees and expenses being referred to herein as "Termination Damages"), and (b) additional damages ("Post-Termination Damages"), which Post-Termination Damages, at the election of Landlord, shall be either:

          15.3.1. an amount equal to the rents which, but for termination of this Lease, would have become due during the remainder of the Term, less the amount of rents, If any, which Landlord shall receive during such period from others to whom the Premises may be rented, in which case such Post-Termination Damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following termination of the Lease and continuing until the date on which the Term would have expired but for such termination, and it or action brought to collect any such Post-Termination Damages for any month shall not in any manner prejudice the right of Landlord to collect any Post-Termination Damages for any subsequent month by a similar proceeding; or

          15.3.2. an amount equal to the present worth (as of the date of such termination) of rents which, but for termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by an independent real estate appraiser named by Landlord, in which case such Post-Termination Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For purposes of this section, "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the Premises; provided that Tenant may avoid the application of this section so long as Tenant voluntarily agrees to pa and, in fact, does pay all sums due to date under the immediately preceding section within forty-five
(45) days of receipt of notice of Landlord's declaration of the termination of this Lease and Tenant continues thereafter to pay such amounts monthly until the Termination Date.

     15.4. Miscellaneous. If Landlord elects to terminate this Lease following the default of Tenant, Landlord may relet the Premises or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions or free rent, alterations of the Premises and payment of brokers) as Landlord, in its sole in the total of Landlord's discretion, may determine, and the costs thereof shall be included Termination Damages which shall be paid by Tenant. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain, in proceedings for the termination of this Lease by reason of bankruptcy or insolvency, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above. The failure or refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages.

     15.5. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event sooner than thirty (30) days after written notice by Tenant to Landlord and any Lender whose name and writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that the nature of the Landlord's obligation is such that more than (30) days are required for performance, then Landlord shall not be in default if Landlord commences performances within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     15.6. Late Charges and Interest. Tenant hereby acknowledges that late payment by Tenant to Landlord of any sum due tinder this Lease will cause Landlord to incur costs not contemplated by this Lease and the amount of which is difficult to predict in advance. Accordingly, if any sum due from Tenant shall not be received by Landlord within ten (10) days after that said amount is due, then Tenant shall pay to Landlord a late charge of five percent (5%) of such overdue amount. In addition, any amount due to Landlord not paid when due shall bear interest at twelve percent (12%) per annum ("Default Rate") from the due date. Payment of such interest or late charge shall not excuse or cure any default by Tenant under this Lease. In the event that a check from Tenant is returned unpaid by Tenant's bank, Tenant shall pay an additional returned check charge of twenty five dollars ($25) which Tenant agrees is reasonable and which is in addition to a late charge and interest charges if otherwise applicable.

     15.7 Cure by Landlord. Landlord, at any time after Tenant commits a default, may cure the default at Tenant's cost. If Landlord at any time pays any sum or does any act that requires the payment of any sum, repayment of the sum paid by Landlord shall be due immediately from Tenant together with interest at the Default Rate.

     15.8. Condemnation. If all of the Premises or any portion of the Premises which is reasonably necessary for the reasonably convenient use of the Premises are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is in referred to in this Lease as "condemnation") or if more than twenty-five percent (25%) of the floor area of all buildings constituting the Property, or more than fifty percent (50%) of the parking areas on the Property is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty
(20) days after Landlord shall have notified tenant of the taking, or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession; provided Landlord may avoid termination of the Lease by Tenant by providing, within a reasonable time, a substantially similar replacement for the facilities so taken. If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the Basic, Monthly Rent shall be reduced by the proportion to the floor area of the Premises taken by condemnation bears to the total floor area of the Premises. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any separately made award for loss of or damage to Tenant's trade fixtures and removable personal property.

16. General Provisions

     16.1. Reasonableness of Consent. Whenever the consent of Landlord or Tenant is required by the terms of this Lease, such consent shall not be unreasonably withheld or delayed although it may be subject to reasonable conditions.

     16.2. Payments Are Rent. All payments due to Landlord from Tenant shall be deemed to be rent due under this Lease.

     16.3. ESTOPPEL CERTIFICATE.

          16.3.1. Tenant shall, at any time, on not less than ten (10) days prior written notice from Landlord, sign and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, my uncured defaults on tile part of Landlord or Tenant under this lease, or specifying such defaults, if any, which are claimed, and agreeing to give reasonable written notice to a Lender of any future default. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises

          16.3.2. Tenant's failure to deliver such statement within such time period shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than one (1) month's rent has been paid in advance.

          16.3.3. If Landlord desires to sell, finance or refinance the Property, or any part thereof, Tenant hereby agrees to deliver to any Lender designated by Landlord such financial statements of Tenant as may he reasonably required by such Lender. Such statements shall include the past three (3) years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

     16.4. Landlord's Interest. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title, vendee's interest under a real estate contract, or a tenant's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall be binding upon Landlord's successors and assigns, only during their respective periods of ownership.

     16.5. Tenant Signage. At Tenant's own expense, Tenant may place one or more signs on the Property so long as (1) Tenant has obtained Landlord's prior written consent for the specific sign proposed by Tenant, (ii) such sign(s) conform to all applicable governmental rules and regulations, Tenant maintains such sign is good condition and appearance and (1v) at the termination of this Lease, Tenant shall remove alf such signs and repair any damage caused by such sign or its removal at Tenant's sole expense.

     16.6. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     16.7. Time of Essence. Time is of the essence.

     16.8. Captions. Article and paragraph captions are for convenience only are not a part of this Lease.

     16.9. Incorporation of Prior Agreement; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     16.10. Waiver. No waiver by 1andlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     16.11. RECORDING. Tenant shall not record this Lease or allow the filing of a UCC financing statement containing the legal description of the Property without Landlord's prior written consent, and such recordation or filing shall, at the option of Landlord, constitute a noncurable default of Tenant hereunder.

     16.12. HOLDING OVER. If Tenant remains in possession of the premises or any part thereof after the expiration of the term hereof without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental equal to one hundred twenty-five percent (125%) of the Basic Monthly Rent due for the last month of the Lease term plus all other charges payable hereunder, and upon the terms hereof applicable to a month to month tenancy.

     16.13. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

     16.14. Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     16.15. Binding Effect; Choice of Law; Proration. Subject to any provisions hereof restricting assignment or subletting by Tenant or as may be expressly provided in this Lease, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the state where the Premises are located.

     16.16. Subordination.

          16.16.1. This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, notifications, consolidations, replacements and extensions thereof If any Lender or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, regardless whether this Lease is dated prior or subsequent to such mortgage, deed of trust or ground lease, or the late of recording thereof.

          16.16.2. Provided that the mortgagee or beneficiary, as the case may be, shall agree to recognize this Lease in the event of foreclosure if Tenant is not in default at such time subject to such provisions relating to the disposition or application of insurance or condemnation proceeds as may be contained in such mortgagee or beneficiary's loan documents, Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord is Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so.

     16.17. ATTORNEYS Fees. If Tenant or Landlord brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorneys fees to be paid by the losing party as fixed by the court.

     16.18. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter accompanied by the Tenant's representative except in the case of an emergency) the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or Lenders, and making such alterations, repairs, improvements or additions to the premises or to the building of which they are a part as Landlord may deem necessary or desirable. landlord may at any time place on or about the Premises signs advertising the availability for sale of the Property or a portion thereof, and, during the last one hundred twenty (120) days of the term of this Lease, Landlord may place signs on the Premises advertising the availability for lease of the premises so long as such signs do not unreasonably obscure Tenant's existing signs identifying its business.

     16.19. AUCTIONS. Tenant shall not advertise or conduct any auction or going out of business ale in the Premises.

     16.20. CORPORATE AUTHORITY. If Tenant is a legal entity, each individual executing this ease on behalf of such entity represents and warrants that he or she is duly authorized to execute ad deliver this Lease on behalf of such entity and that this Lease is binding upon such entity in accordance with its terms.

     16.21. LANDLORD'S LIABILITY. Any claim by Tenant against Landlord shall be limited to the Landlord's interest in the Property, and Tenant expressly waives any and all rights to proceed against any other assets of Landlord or any owner of Landlord.

     16.22. NOTICES. Wherever under this Lease provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, postage prepaid, addressed to the address stated at the beginning of this Lease or such subsequent address as may have been specified for such purpose in written notice given to the other party.

     16.23. CONFIRMATION OF TERMINATION OF PREDECESSOR LEASE. The Premises (and other property) previously have been lease by Landlord to a now bankrupt company, Virtual Vision, from which Tenant has obtained some of its assets. Tenant and Landlord confirm and warrant to each her that the prior lease has been fully terminated, and that Tenant has no claim or right of use of any portion of Landlord's Property except the Premises as defined in this Lease and in accordance 1h this Lease.

     16.24. SPECIAL ARTICLES. The following Schedules are attached and are a part of this Lease:

                     Guaranty  of Lease
                     Schedule 1.3, Floor  Plan and  Legal Description
                     Schedule 1.5, Increases of Basic Monthly Rent in Accordance
                                   with Changes in Consumer Price Index

     8.4. Guarantor has requested that Landlord agree to the terms of this Lease and Guaranty for the benefit of Guarantor.

The individual executing this Guaranty of Lease on behalf of Telxon Corporation personally represents and warrants that he or she is duly authorized to execute and deliver this Guarantee of Lease on behalf of Telxon Corporation and that this Guaranty of Lease 1's binding upon such entity in accordance with its terms.

                                       Guarantor:


                                       Telxon Corporation,
                                       a Delaware Corporation



BY
Its

In the event Guarantor has paid to Landlord any sum due hereunder, Guarantor shall have and be entitled to exercise all the rights of the Tenant under the Lease. To the extent that Guarantor brings the obligations of Tenant current, and maintains those obligations, Guarantor has the right to use and occupy the Premises, by sublease, assignment, or otherwise, without the necessity of obtaining consent from the Landlord but subject to the other terms and conditions of the Lease.

GUARANTY OF LEASE

1. To induce and as consideration for Redson Building Partnership, a Washington general partnership, ("Landlord") to enter into the foregoing lease ("Lease") of which this Guaranty is an exhibit, the undersigned (who is referred to herein as "Guarantor") irrevocably guarantees to Landlord, its successors and assigns, the full and due performance by the Tenant, and by its successors and assigns, of all the terms, obligations, covenants and agreements under the Lease, and each of them, on the part of Tenant, its successors, assigns and subtenants to be observed or performed, and, without limiting the foregoing, the full and punctual payment by Tenant and its successors, assigns and subtenants of all rentals, additional rentals and other sums of money as and when they become due and payable as provided in the Lease throughout the Lease, including any extension or renewal of the Lease. The Lease is incorporated herein by this reference as though set out in full in the Guaranty.

2. The Guarantor waives notice of acceptance of this Guaranty and agrees that this Guaranty shall be a continuing guaranty.

3. Notice of any and all defaults on the part of Tenant, and any successor, assignee or subtenant of Tenant or of the foregoing, is waived, and consent is given to all extensions of time, waivers or indulgences of any kind, that Landlord, its successors or assigns, may grant to Tenant, and any successors, assignee or subtenants of Tenant or of the foregoing with reference to the performance by Tenant or any successor, assignee or subtenant of Tenant or of the foregoing, of any of the terms, obligations, covenants or agreements in or under the Lease. Full consent is also given by the Guarantor to any and all changes, modifications or amendments in, of or to any such terms, obligations, covenants or agreements as well as to conditions of, in or under the Lease that may be made by agreement between Landlord or its successors or assigns and Tenant or any successor, assignee or subtenant of Tenant or of the foregoing, or otherwise; and the Guarantor waives any and all requirements whatsoever on the part of Landlord or its successors or assigns first to exhaust or pursue its, or their, remedies against Tenant, its successors or assigns, before Landlord or its successors or assigns shall have the right to proceed directly, and recover against, the Guarantor.

4. The Guarantor, without limiting any of the provisions of this Guaranty, also waives notice of any and all changes, modifications or amendments in, of or to the Lease, that may be agreed upon between Landlord or Landlord's successors or assigns and Tenant, or successors, assigns or subtenants of Tenant's or of the foregoing, or that may be permitted or suffered in connection with lease, or the performance thereof, as well as notice of any waivers, indulgences or extensions granted or suffered by Landlord or its successors or assigns. The Guarantor further agrees that, notwithstanding any waivers, extensions or indulgences granted or suffered by Landlord, or successors or assigns, and notwithstanding any changes, amendments or modifications in, of or to the Lease, by agreement or otherwise, the Guarantor shall be and remain, and absolutely and fully liable to Landlord and its successors and assigns for the full and punctual payment of all rentals, additional rentals and other payments to be made, and for the full and due performance of all the other terms, obligations, covenants, agreements and conditions of, in or under the lease, and in any change, amendment or modification thereof, by Tenant and its successors and assigns, without any notice whatsoever.

5. Without limiting any of the provisions of this Guaranty, the Guarantor further agrees that this Guaranty, and the obligations of the Guarantor under it, shall in no wise be terminated, affected or impaired by reason of the assertion by Landlord, its successors or assigns against Tenant, its successors or assigns, of any rights or remedies reserved to the Landlord pursuant to or by virtue of the provisions of the Lease or any change, amendment or modification of the Lease.

6. The references in this Guaranty to Tenant's successors and assigns shall not be deemed a waiver by Landlord, its successors or assigns, of any prohibition or restriction in the Lease relating to the assignment of the Lease.

7. This Guaranty is executed by the Guarantor to induce Landlord to execute and deliver the Lease well knowing that Landlord would not do so without this Guaranty.

8. Guarantor represents to Landlord that all of the following statements are factually true and accurate:

          8.1. Guarantor is financially interested in the operation of a business which is expected to be operated at the leased Premises and seeks financial benefit from Landlord's agreement to lease the Premises to Tenant on the basis of this Lease and Guarantee.

          8.2. Guarantor has read and understands all of the Lease and this Guarantee, and understands that this Guarantee is legally binding on Guarantor regardless of any future events.

          8.3. Guarantor knows that its obligations and liability on this Guarantee will not terminate when or if Guarantor's involvement, financial or otherwise, in the leased Premises may terminate; instead Guarantor will remain liable to Landlord even though the leased Premises are leased, assigned or subleased to someone else.

Subject to the 36 month time limit set forth in #1 above.

Schedule 1.3

Legal description of the Property
PARCEL A:

That portion of Lot 10, Redmond Science Center, according to the plat thereof recorded in Volume 124 of Plats, pages 70 and 71, records of King County, Washington, lying Northerly of the following described line:

Beginning of the Southwest corner of said Lot 10;

Thence South  98'33'31"  East along the South line of said Lot 10, a distance of
30.39 feet; Thence North 60137'49" East, 78.10 feet;

Thence North 29'36'04" West, 16.40 feet;

Thence North 60'41'38" East, 57.06 feet;

thence North 70'58'16" East, 28.37 feet;

Thence North 60016'00" East, 65.42 feet to the Easterly line of said Lot 10 and the terminus of this described line);

(also known as revised Lot 4 in lot line revision City of Redmond No. LLR 93-004, recorded under King County Recording No. 9311309017.)

PARCEL B:

----------------------------------

Easements pursuant to a cross access easement agreement dated February 24, 1994, under Recording No. 9402241864, and an access easement agreement dated February 24, 1994, under Recording No. 9402241865.

Both situate in the County of King, State of Washington.

Schedule 1.5

Increases of Basic Monthly Rent
in Accordance with Changes In Consumer Price Index

     The Basic Monthly Rent shall be adjusted periodically in accordance with the terms of this Schedule 1.5:

          1. Price Index. For purposes of calculating adjustments of the Basic Monthly Rent, "Price Index" shall mean the Consumer Price Index-All Urban
     Consumers: U.S. City Average All Items, (1982-84=100) published by the United States Department of Labor, Bureau of Labor Statistics. If this index is discontinued, the parties shall select another similar index which reflects consumer prices; if the parties cannot agree on another index, the then Presiding Judge of the Superior Court for the count in which the Premises are located, upon an appropriate request which either party may make, shall designate the replacement index.

          2. Adjustments to Basic Monthly Rent. On the first day of the thirty-seventh (37th) month of the term of this lease and every twelve (12) months thereafter ("Rent Adjustment Date"), the Basic Monthly Rent shall be increased by the lower of

               2.1 Three percent (3%) per year from the later of (i) the Commencement Date of the Lease or (ii) the last date on which the amount of the Basic Monthly Rent was adjusted in accordance with this Schedule ("Rent Adjustment Period"), or

               2.2 The percentage of increase of the Price Index between the Rent Adjustment Date and the later of (i) the Commencement Date of the Lease or (ii) the last date on which the amount of the Basic Monthly Rent was adjusted in accordance with this Schedule ("Rent Adjustment Period").

          3. The  percentage  of  increase, if any, in the Price  Index shall be calculated using the Price Index published for the calendar month immediately preceding the Rent Adjustment Date, and the Price Index most recently published for the calendar month immediately preceding the commencement of the Rent Adjustment Period. In no event, however shall the Basic Monthly Rent following the adjustment provided for in this Schedule be less than the Basic Monthly Rent payable during the period immediately preceding the Rent Adjustment Date. The Basic Monthly Rent as adjusted shall be the Basic Monthly Rent due under the Lease until the next Rent Adjustment Date and shall be the basis upon which the next Rent Adjustment shall be made.

          4. Billing for Rent Adjustments. Any delay or failure of Landlord, beyond the Rent Adjustment Date, in computing or billing for the Rent Adjustment herein above provided, shall not constitute a waiver of or in any way impair the Tenant's obligation to pay such Rent Adjustment hereunder. In the event of any such delay or failure of Landlord to notify Tenant of the Rent Adjustment Tenant shall continue to pay an amount equal to the Basic Monthly Rent payable for the last month before the latest Rent Adjustment Date until the adjusted Basic Monthly Rent is determined at which time Tenant shall pay to Landlord the difference, if any, between the Basic Monthly Rent paid by Tenant and the adjusted Basic Monthly Rent determined to be payable after the Rent Adjustment Date.

AMENDMENT TO THE VIRTUAL NEWCO, INC LEASE


Add the following to Section 4 of the lease:

     4.2.3 As used herein, the term "Pro Rata Share" means:

1. as to nonrecurring expenses which have a useful life in excess of the then remaining Term; the Proportionate Share multiplied by a fraction in which the numerator is the number of months (or partial months) in the then remaining Term as numerator and the number of months the useful life of the nonrecurring expense, as reasonably determined by the Landlord and Tenant, as the denominator. If Landlord and Tenant do not agree on the useful life of any nonrecurring expense, the matter shall be submitted to binding arbitration, the cost of said arbitration to be shared equally between Landlord and Tenant.